THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

REGULATION S DEBT CONVERSION AGREEMENT

THIS REGULATION S DEBT CONVERSION AGREEMENT (the “Agreement”) is made effective as of the 9th day of November, 2007.

BETWEEN:

THE UNDERSIGNED CREDITOR

(the "Creditor")

OF THE FIRST PART

AND:

MOBIVENTURES INC.,
a Nevada corporation
(the “Company")

OF THE SECOND PART

WHEREAS:

           A.      The Creditor is a creditor of the Company.

           B.      The Company and the Creditor have agreed to settle the indebtedness owed by the Company to the Creditor by the issuance of shares of the Company’s common stock to the Creditor upon the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1.
DEFINITIONS

          1.1      Definitions. The following terms will have the following meanings for all purposes of this Agreement.

          (a)      “Common Stock” means the common stock of the Company, par value $0.001 per share.

          (b)      “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

          (c)      “Indebtedness” means the amount owed by the Company to the Creditor as set forth on the execution page of this Agreement.

          (d)      “Offering” shall mean the offering of the Shares by the Company to the Creditor;

          (e)      "SEC" shall mean the United States Securities and Exchange Commission.

          (f)      “SEC Filings” shall mean those filings made by the Company with the SEC in accordance with its reporting obligations under the Exchange Act;

          (g)      "Securities Act" shall mean the United States Securities Act of 1933, as amended.

          (h)      "Shares" means shares of Common Stock to be issued to the Creditor pursuant to the terms and conditions of this Agreement in settlement of the Indebtedness.

          1.2      Schedules. The following schedules are attached to and form part of this Agreement:

Schedule A Definition of U.S. Person

          1.3      Currency. All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

     ARTICLE 2.
SETTLEMENT OF INDEBTEDNESS

          2.1      Settlement of Indebtedness. Subject to the terms and conditions hereinafter set forth, the Creditor hereby agrees to accept the issuance by the Company to the Creditor of a number of Shares equal to the amount of the Indebtedness divided by a price of $0.021 US per Share as payment in full of the Indebtedness.

          2.2      Delivery of Shares. Upon execution of this Agreement by the Company, the Company will deliver to the Creditor certificates representing the Shares. Upon delivery by the Company of the certificates representing the Shares:

  the Indebtedness will be deemed to be repaid in full by the Company, the Company will have no further liability or obligation to the Creditor in respect of the Indebtedness, the Creditor will have no further claim or action against the Company in respect of the Indebtedness; and
  the Creditor will have been deemed to have released and discharged the Company of all liabilities and obligations relating to the Indebtedness.

          2.2      Compliance with Securities Laws. The obligation of the Company to issue the Shares is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Creditor is resident. Each Creditor will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Creditor.

ARTICLE 3.
AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE CREDITOR

          3.1      Exemption from Registration. The Creditor acknowledges and agrees that the Shares will be offered and sold to the Creditor without such offers and sales being registered under the Securities Act and will be issued to the Creditor in an offshore transaction outside of the United States in accordance with a safe harbour from the registration requirements of the Securities Act provided by Rule 903 of Regulation S of the Securities Act based on the representations and warranties of the Creditor in this Agreement. As such, the Creditor further acknowledges and agrees that all Shares will, upon issuance, be “restricted securities” within the meaning of the Securities Act.

          3.2      Resales of Securities. The Creditor acknowledges that that the Shares may not be offered, resold, pledged or otherwise transferred except pursuant to the provisions of Regulation S of the Securities Act, through an exemption from registration under the Securities Act or pursuant to an effective registration statement under the Securities Act and in accordance with all applicable state securities laws and the laws of any other jurisdiction. The Creditor agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act. The Creditor agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration. The Creditor agrees that the Company may require the opinion of legal counsel reasonably acceptable to the Company in the event of any offer, sale, pledge or transfer of any of the Shares by the Creditor pursuant to the provisions of Regulation S of the Securities Act or pursuant to an exemption from registration under the Securities Act.

          3.3      Hedging Transactions. The Creditor agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

          3.4      Share Certificates. The Creditor acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Company, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Shares as restricted securities:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

          3.5      No Registration Rights. The Creditor acknowledges and agrees that the Company has no obligation to register the resale of the Shares by the Creditor under the Securities Act.

          3.6      Representations and Warranties of the Creditor. The Creditor represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the issuance of the Shares to the Creditor:

          (a)      The Creditor is not a “U.S. Person” as defined by Regulation S of the Securities Act, as set forth in Schedule A hereto.

          (b)      The Creditor is not acquiring the Shares for the account or benefit of a U.S. Person.

          (c)      The Creditor was not in the United States at the time the offer to purchase the Shares was received or at the time this Agreement was executed.

          (d)      The Creditor has such knowledge, sophistication and experience in business and financial matters such that it is capable of evaluating the merits and risks of the investment in the Shares. The Creditor has evaluated the merits and risks of an investment in the Shares. The Creditor can bear the economic risk of this investment, and is able to afford a complete loss of this investment.

          (e)      The Creditor acknowledges that the Company is in the early stages of development of its business and the Company’s success is subject to a number of significant risks, including the risk that the Company will not be able to finance its plan of operations and that the Company’s business plan will not succeed. The Creditor acknowledges that any forward-looking information provided by the Company to the Creditor are subject to risks and uncertainties and that the Company’s actual results may differ materially from the results anticipated.

          (f)      The Shares will be acquired by the Creditor for investment for the Creditor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Creditor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Creditor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

          (g)      The Creditor has received or has had full opportunity to review the Company’s SEC Filings. The Creditor has had full opportunity to ask questions and receive answers from representatives of the Company regarding the Company’s SEC Filings, the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Company, each as is necessary to evaluate the merits and risks of investing in the Shares. The Creditor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. The Creditor has had full opportunity to discuss this information with the Creditor’s legal and financial advisers prior to execution of this Agreement.

          (h)      The Creditor acknowledges that the Shares will be offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act based on the truth and accuracy of the representations of the Creditor. The Creditor acknowledges that the Company will rely on these representations in completing the issuance of the Shares to the Creditor. The Creditor further acknowledges that the offering of the Shares by the Company has not been reviewed by the SEC or any state securities regulatory authority.

          (i)      This Agreement has been duly authorized, validly executed and delivered by the Creditor.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          4.1      Representations and Warranties of the Company. The Company represents and warrants to the Creditor and acknowledges that the Creditor is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement:

          (a)      The Company is a corporation duly incorporated and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to conduct its business as it is currently being conducted, to enter into this Agreement and to issue the Shares to the Creditor.

          (b)      The execution and delivery by the Company of this Agreement has been duly authorized by all necessary action on the part of the Company, and no further consent or action is required by the Company, its board of directors or its stockholders.

          (c)      The issuance of the Shares has been duly authorized by all necessary corporate action of the Company.

          (d)      Upon issuance in accordance with the terms and conditions of this Agreement, the Shares will be validly issued, fully paid and non-assessable shares of the Company’s common stock.

          (e)      The existing stockholders of the Company have no pre-emptive or similar rights to purchase shares of Common Stock from the Company.

          (f)      The issue and sale of the Shares by the Company does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its Articles of Incorporation or Bylaws or any agreement or instrument to which the Company is a party.

ARTICLE 5
MISCELLANEOUS PROVISIONS

          6.1      Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing and continue in full force and effect until the one year anniversary of the Closing.

          6.2      Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

          6.3      Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

          6.4      Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

          6.5      Entire Agreement. This Agreement and the schedules attached hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

          6.6      Severability. If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of this Agreement will be enforceable in accordance with its terms.

          6.7      Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to the Creditor:

AT THE ADDRESS SET FORTH ON THE
SIGNATURE PAGE TO THIS AGREEMENT

If to the Company:

MOBIVENTURES INC.
Attention: Mr. Gary Flint

Suite 3.19 MLS Business Centre
130 Shaftesbury Avenue,
London, England W1D 5EU
Facsimile: +44 (20) 7031 1199

With a copy (which will not constitute notice) to:

Lang Michener LLP
Attention: Mr. Michael H. Taylor
Suite 1500, Royal Centre
1055 West Georgia St., Box 11117
Vancouver, British Columbia
Canada V6E 4N7
Phone: (604) 689-9111
Facsimile: (604) 685-7084

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

          6.8      Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

          6.9      Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

          6.10      Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

          6.11      Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

          6.12      Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

          6.13      Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

          6.14      Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

          6.15      Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Amount of Indebtedness:	USD $

Number of Shares to be Issued:

(Based on a settlement price of $0.021 per share)	Shares

Signature of Creditor or Authorized Signatory of Creditor:

Name of Authorized Signatory of Creditor (if applicable):

Title of Authorized Signatory of Creditor (if applicable):

Name of Creditor:

Address of Creditor:

ACCEPTED BY:

MOBIVENTURES INC.

Signature of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:

Date of Acceptance:

SCHEDULE A

DEFINITION OF U.S. PERSON

A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

(a)	any natural person resident in the United States;

(b)	any partnership or corporation organized or incorporated under the laws of the United States;

(c)	any estate of which any executor or administrator is a U.S. person;

(d)	any trust of which any trustee is a U.S. person;

(e)	any agency or branch of a foreign entity located in the United States;

(f)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g)	any partnership or corporation if:

(i)	organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.